UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2003

National Commerce Financial Corporation

(Exact name of registrant as specified in its charter)

Tennessee	0-6094	62-0784645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, Memphis, Tennessee 38150

(Address of principal executive offices)

Registrant’s telephone number, including area code (901) 523-3434

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

The following exhibits are furnished pursuant to Items 9 and 12 (reported herein under the Item 9 caption in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583), is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act:

Exhibit No. 99.1 News Release.

Exhibit No. 99.2 Supplemental Financial Tables.

Item 9. Regulation FD Disclosure (Furnished under Items 9 and 12 Pursuant to SEC Release Nos. 33-8216 and 34-47583)

On July 17, 2003, the Registrant issued an earnings release for the quarter ended June 30, 2003, a copy of which is furnished as Exhibit 99.1 to this Current Report.

After filing this Current Report, the Registrant will hold an investor conference call and webcast to discuss financial results for the first quarter ended June 30, 2003. Furnished with this Current Report as Exhibit 99.2 pursuant to Regulation FD and Item 9 of Form 8-K are Supplemental Financial Tables. The contents of these Supplemental Financial Tables will be discussed by the Registrant’s management and otherwise disclosed during the conference call and webcast. All information in the Supplemental Financial Tables is presented as of June 30, 2003 and the Registrant does not assume any obligation to correct or update said information in the future.

All of the foregoing information is furnished by the Registrant pursuant to Items 9 and 12 of Form 8-K in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583 and is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act or the Exchange Act.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COMMERCE FINANCIAL CORPORATION Registrant

Date: July 17, 2003	By:	/S/ JOHN M. PRESLEY
John M. Presley Chief Financial Officer

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